UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Navistar Drive
Lisle Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

6.625% Senior Notes due 2025

On June 21, 2021, Navistar International Corporation (“Navistar”) issued a conditional call for redemption of all of its outstanding $1,100,000,000 6.625% Senior Notes due 2025 (the “Senior Notes”). The redemption price of the Senior Notes is 103.313% of the principal amount redeemed, which amount is equal to $1,033.13 per $1,000 principal amount of the Senior Notes, plus accrued and unpaid interest up to, but not including, July 1, 2021 (the “Senior Notes Redemption Date”), in accordance with the provisions of the indenture governing the Senior Notes. The redemption is subject to and expressly conditioned upon the consummation of the merger of Dusk Inc. (the “Merger Subsidiary”), a wholly owned indirect subsidiary of TRATON SE, with and into Navistar (the “Merger”), with Navistar continuing as the surviving corporation and an indirect subsidiary of TRATON SE following the consummation of the Merger, pursuant to an Agreement and Plan of Merger, dated as of November 7, 2020, among Navistar, TRATON SE and the Merger Subsidiary (the “Merger Agreement”) (such consummation, the “Merger Condition”).

The Senior Note Redemption Date will be delayed until such time as the Merger Condition is satisfied or waived or the conditional notice is rescinded if the Merger Condition is not satisfied or waived by the Senior Notes Redemption Date or the Senior Notes Redemption Date as it may be delayed.

A copy of the press release announcing the conditional redemption of the Senior Notes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

9.500% Senior Secured Notes due 2025

On June 21, 2021, Navistar delivered a notice (the “Senior Secured Notes Redemption Extension Notice”) of extension of the redemption date for its previously announced election to redeem in full (the “Senior Secured Notes Redemption”), subject to the satisfaction of the Merger Condition, its outstanding $600,000,000 9.500% Senior Secured Notes due 2025 (the “Senior Secured Notes”), upon the terms of, and subject to the condition set forth in, the Notice of Conditional Full Redemption sent to the holders of the Senior Secured Notes on April 26, 2021 (the “Senior Secured Notes Redemption Notice”) in accordance with the terms of the indenture related to the Senior Secured Notes. The redemption date as set forth in the Senior Secured Notes Redemption Notice was initially June 25, 2021. The Senior Secured Notes Redemption Extension Notice is subject to and conditioned on the satisfaction of the Merger Condition, which will not be satisfied on or before June 25, 2021. As a result, in accordance with the Senior Secured Notes Redemption Extension Notice and the indenture related to the Senior Secured Notes, the date fixed for redemption is now July 1, 2021, unless such date is further delayed. Other than as stated above, the terms of the Senior Secured Notes Redemption are unchanged from those stated in the Senior Secured Notes Redemption Notice.

A copy of the press release announcing the extension of the conditional redemption of the Senior Secured Notes is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The consummation of the Merger, and the satisfaction of the Merger Condition, remain subject to regulatory approvals and the satisfaction of customary closing conditions set forth in the Merger Agreement. As a result, there can be no assurance that the redemption of the Senior Notes or the Senior Secured Notes will occur on July 1, 2021.

Forward-Looking Statements

Certain statements in this communication, that are not purely historical, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which Navistar has no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed Merger may not be satisfied or the regulatory approvals required for the proposed Merger may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement between the parties to the proposed Merger; (iii) the effect of the announcement or pendency of the proposed Merger on Navistar’s business relationships, operating results, and business generally; (iv) risks that the proposed Merger disrupts Navistar’s current plans and operations and potential difficulties in Navistar’s employee retention as a result of the proposed Merger; (v) risks related to diverting management’s attention from Navistar’s ongoing business operations; (vi) potential and existing litigation that may be instituted, or has been instituted, against Navistar or its directors or officers related to the proposed Merger or the Merger Agreement between the parties to the proposed Merger; (vii) the amount of the costs, fees, expenses and other charges related to the proposed Merger; and (viii) such other factors as are set forth in Navistar’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended October 31, 2020, which was filed with the SEC on December 17, 2020, the definitive proxy statement on Schedule 14A, which was filed with the SEC on January 29, 2021, the quarterly report on Form 10-Q for the fiscal quarter ended April 30, 2021, which was filed with the SEC on June 8, 2021 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov .

Forward-looking statements reflect the views and assumptions of management as of the date of communication with respect to future events. Navistar does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Navistar or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 21, 2021, announcing conditional redemption of Senior Notes.

99.2	Press Release dated June 21, 2021, announcing extension of conditional redemption of Senior Secured Notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: June 21, 2021